UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-KA
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 5, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
Fourth Floor
1120 Avenue of the Americas
New York NY 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion Of Acquisition Or Disposition Of Assets
Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01 Completion Of Acquisition Or Disposition Of Assets
Sale and Purchase Agreement to Acquire William Brand Administer Limited and William Textiles Limited
     On September 30, 2006, pursuant to a Sale and Purchase agreement (the “Purchase Agreement”) dated June 8, 2006, by and between China Focus Channel Development Co. Ltd (“Focus”), a subsidiary of Sun New Media, Inc. (the “Registrant”), and Mr. Ren Huiliang (the “Seller”), the Company, through Focus, acquired 100% of the issued and outstanding shares of William Brand Administer Limited and its subsidiary William Textiles Limited, collectively William Brand.
The consideration for the acquisition is 4,655,172 shares of the Registrant’s common stock. The Registrant will issue the shares to the Seller in four installments: the first installment of 1,163,793 shares will be issued within thirty days of the completion of the deal; the remaining shares will be issued in thirds at the end of each of the next three years, subject to William Brand’s attainment of revenue and profit guarantees in each year.
William Brand must achieve a minimum of US $15 million of revenue in year one, US $17.5 million in year two, and US $20 million in year three. William Brand must also generate minimum after-tax profits of US $3 million, US $3.5 million, and US $4 million in years one, two and three, respectively.
Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     Pursuant to the Purchase Agreement described in Item 1.01 above, and dated June 8, 2006, the Registrant will issue 4,655,172 shares of common stock to Mr. Ren Huiliang. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Regulation S and Section 4(2) of the Act.
     All of the foregoing issuances were made by the Registrant pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired
     The audited financial statements of William Brand for the years ended March 31, 2005 and March 31, 2006 are attached hereto as Exhibit 99.2.
(b)	Pro Forma Financial Statements
     The Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2006 and Unaudited Pro Forma Consolidated Statement of Operations are attached here to as Exhibit 99.3.
     The acquisition of all the issued and outstanding shares of William Brand is described as a “purchase acquisition.”
     The accompanying pro forma condensed consolidated financial statements are provided for informational purposes only. The Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statement of Operations are unaudited and are not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on March 31, nor does it purport to present the operating results that would be achieved for future periods. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in Form 8-K and the Registrant’s latest Form 10-KSB filed on June 30, 2006.
     The Unaudited Pro-Forma Consolidated Financial Statements reflect financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of William Brand in exchange for 1,163,793 shares of common stock of the Company.
     The acquisition is to be recorded as a purchase acquisition. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Form 8-K.
     Unaudited Pro Forma Consolidated Balance Sheet
     The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on March 31, 2006.

Unaudited Pro Forma Consolidated Statement of Operations
The Pro-Forma Consolidated Statement of Operations give effect to the above transaction as if it occurred on the earliest date of the period presented, i.e., June 6, 2005.
(d)	Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated June 8, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on June 14, 2006).

23.1	Consent of Independent Certified Public Accountants.

99.1	Press Release dated October 5, 2006 Announcing the Completion of the William Brand Acquisition (incorporated herein by reference from the registrant’s current report on Form 8-K filed on October 5, 2006).

99.2	Audited financial statements of William Brand for the year ended March 31, 2005 and March 31, 2006.

99.3	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2006 and Unaudited Pro Forma Consolidated Statement of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 5, 2007

SUN NEW MEDIA INC.
By:	/s/ Thomas A. Schuler
Thomas A. Schuler
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated June 8, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on June 14, 2006).

23.1	Consent of Independent Certified Public Accountants.

99.1	Press Release dated October 5, 2006 Announcing the Completion of the William Brand Acquisition (incorporated herein by reference from the registrant’s current report on Form 8-K filed on October 5, 2006).

99.2	Audited financial statements of William Brand for the year ended March 31, 2005 and March 31, 2006.

99.3	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2006 and Unaudited Pro Forma Consolidated Statement of Operations.